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                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                                     Settlement Date         7/31/98
                                                                                                     Determination Date      8/12/98
                                                                                                     Distribution Date       8/17/98

I.       All Payments on the Contracts                                                                               24,664,345.31
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                            179,622.95
III.     Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       395,339.64
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             278,663.36
VIII.   Transfers to the Pay-Ahead Account                                                                             (188,592.94)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $25,329,378.32
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
      (b)  Class A-1 Note Principal Distribution                                                             0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                               0.00
      (b)  Class A-2 Note Principal Distribution                                                             0.00
            Aggregate Class A-2 Note Distribution                             0.00000000                                      0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         370,961.62
      (b)  Class A-3 Note Principal Distribution                                                    19,853,667.16
            Aggregate Class A-3 Note Distribution                            178.97901571                            20,224,628.78

4.   (a)  Class A-4 Note Interest Distribution                                                         366,216.67
      (b)  Class A-4 Note Principal Distribution                                                             0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                                366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                         665,500.00
      (b)  Class A-5 Note Principal Distribution                                                             0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                                665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                         449,533.33
      (b)  Class A-6 Note Principal Distribution                                                             0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                                449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
      (b)  Class A-7 Note Principal Distribution                                                             0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                                291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
      (b)  Class A-8 Note Principal Distribution                                                             0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                                441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
      (b)  Class A-9 Note Principal Distribution                                                             0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
      (b)  Class A-10 Note Principal Distribution                                                            0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                                345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
      (b)  Class B Certificate Principal Distribution                                                        0.00
            Aggregate Class B Certificate Distribution                        5.45000000                                244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              283,792.88
       (b)  Reimbursement of prior Monthly Advances                                                    522,536.07
               Total Servicer Payment                                                                                   806,328.95

13.  Deposits to the Reserve Account                                                                                  1,173,241.29

Total Distribution Amount                                                                                           $25,329,378.32
                                                                                                                  ================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  150,526.86
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     1,022,714.43
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              59,178.09
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  402,069.68
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                 $1,634,489.06
                                                                                                                   ===============


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    5.598%                                                                        0.00
        (b) Class A-2 Notes    5.852%                                                                        0.00
        (c) Class A-3 Notes    5.919%                                                                  370,961.62
        (d) Class A-4 Notes    6.020%                                                                  366,216.67
        (e) Class A-5 Notes    6.050%                                                                  665,500.00
        (f) Class A-6 Notes    6.130%                                                                  449,533.33
       (g) Class A-7 Notes    @6.140%                                                                  291,650.00
       (h) Class A-8 Notes    @6.230%                                                                  441,291.67
        (i) Class A-9 Notes    6.320%                                                                  321,266.67
        (j) Class A-10 Notes   6.370%                                                                  345,041.67
                     Aggregate Interest on Notes                                                                      3,251,461.62
        (k) Class B Certificate6.540%                                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
       (g) Class A-7 Notes                                                                                   0.00
       (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                     0.00
        (b) Class A-2 Notes                                                   0.00000000                     0.00
        (c) Class A-3 Notes                                                   3.28284616               370,961.62
        (d) Class A-4 Notes                                                   5.01666667               366,216.67
        (e) Class A-5 Notes                                                   5.04166667               665,500.00
        (f) Class A-6 Notes                                                   5.10833333               449,533.33
       (g) Class A-7 Notes                                                    5.11666667               291,650.00
       (h) Class A-8 Notes                                                    5.19166667               441,291.67
        (i) Class A-9 Notes                                                   5.26666667               321,266.67
        (j) Class A-10 Notes                                                  5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                3,251,461.62
        (k) Class B Certificates                                              5.45000000                                244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                            5,543,295.29
2.   Amount of Principal Prepayment Collected                                     569               13,868,415.33
3.   Amount of Liquidated Contract                                                 7                   441,956.54
4.   Amount of Repurchased Contract                                                0                         0.00

       Total Formula Principal Distribution Amount                                                                   19,853,667.16

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.0000000                     0.00
        (c) Class A-3 Notes                                                                     0.6655542            75,207,626.08
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
       (g) Class A-7 Notes                                                                                                    0.00
       (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                      0.00
        (b) Class A-2 Notes                                                   0.00000000                                      0.00
        (c) Class A-3 Notes                                                  175.69616956                            19,853,667.16
        (d) Class A-4 Notes                                                   0.00000000                                      0.00
        (e) Class A-5 Notes                                                   0.00000000                                      0.00
        (f) Class A-6 Notes                                                   0.00000000                                      0.00
       (g) Class A-7 Notes                                                    0.00000000                                      0.00
       (h) Class A-8 Notes                                                    0.00000000                                      0.00
        (i) Class A-9 Notes                                                   0.00000000                                      0.00
        (j) Class A-10 Notes                                                  0.00000000                                      0.00
        (k) Class B Certificates                                              0.00000000                                      0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.0000000                     0.00
        (c) Class A-3 Notes                                                                     0.4898580            55,353,958.92
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54



          POOL DATA                                                                             Aggregate
-------------------------------
                                                                            No. of Contracts  Principal Balance
                                                                           -----------------  -----------------
1.   Pool Stated Principal Balance as of 7/31/98                                22,167          661,249,244.46

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      187                4,299,160.96    0.650%
              (b) 60-89 Days                                                      63                 1,952,377.68    0.295%
              (c) 90-119 Days                                                     46                   987,880.02    0.149%
              (d) 120 Days +                                                      169                5,622,311.36    0.850%


3.   Contracts Repossessed during the Due Period                                  20                   724,901.02

4.   Current Repossession Inventory                                               34                 1,149,339.64

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                  7                   441,956.54
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     179,622.95
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   262,333.59

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,612,995.49

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            116                                 1,856,338.07

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.277%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               120.695



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         1.411%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.  (a)  Average Net Loss Ratio                                 0.032%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.242%

3.  (a)  Servicer Replacement Percentage                        0.236%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                             283,792.88

2.   Servicer Advances                                                                                                  395,339.64

3.   (a)  Opening Balance of the Reserve Account                                                                     13,622,058.23
      (b)  Deposits to the Reserve Account                                                           1,173,241.29
      (c)  Investment Earnings in the Reserve Account                                                   64,174.43
      (d)  Distribution from the Reserve Account                                                    (1,634,489.06)
      (e)  Ending Balance of the Reserve Account                                                                     13,224,984.89

4.   Specified Reserve Account Balance                                                                               13,224,984.89

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      659,087.71
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               188,592.94
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (278,663.36)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      569,017.29